                                                                    Exhibit 10.3

                          Dated 25th day of April 1996



                       HING SENG PLASTIC FACTORY LIMITED


                                      and


                             ISE LABS (HK) LIMITED


                        --------------------------------

                               TENANCY AGREEMENT

                                      of

                        Unit C, 22nd Floor, Southeast
                        Industrial Building, Nos.611-619
                        Castle Peak Road, Tsuen Wan,
                        New Territories.

                        --------------------------------

                        --------------------------------

                        Registered in the Land Registry

                        by Memorial No. 6622208

                        on 25 May 1996

                                       P. Land Registrar
                        --------------------------------

                           [SIGNATURE APPEARS HERE]

AN AGREEMENT made this 25th day of April

                          One thousand nine hundred and ninety-six

PARTIES
-------

BETWEEN the parties described in Part 1 of the Schedule.

WHEREBY IT IS AGREED as follows :-

LETTING
-------

1.  The Landlord lets and the Tenant takes ALL THOSE the premises described in
    Part 2 of the Schedule (hereinafter referred to as "the said premises") which premises form part of the development described in Part 2 of the schedule (hereinafter referred to as "the said development") which development is erected on the land described in Part 2 of the Schedule (hereinafter referred to as "the said land") Together with the Landlord's fixtures and fittings (including those described in Part 4 of the Schedule) in the said premises (hereinafter referred to as "the said fixtures") and together with the use in common with the Landlord and all others having the like right of the common areas and of the equipment serving the said premises or intended for the common use of the owners or occupiers of the said building or the said land for the term (hereinafter referred to as "the said term") and at the rent (hereinafter referred to as "the said rent") described in Part 3 of the Schedule.

TENANT'S AGREEMENTS
-------------------

2. The Tenant to the intent that the obligation shall continue throughout the said term hereby agrees with the Landlord as follows:-

                   [HONG KONG STAMP DUTY PAID APPEARS HERE]

                 [DUPLICATE OR COUNTERPART STAMP APPEARS HERE]

    (a)   Rent management charge and rates
          --------------------------------

          (i)   To pay the said rent as provided in Part 3 of the Schedule.

          (ii) To pay the monthly management charge payable in respect of the said premises by the Landlord in its capacity as owner of the said premises under the Deed of Mutual Covenant but excluding any part or element of such charge with represents payment of or a contribution to payment of costs expenses or other outgoings of a capital or non-recurring nature or which represents a contribution to a sinking fund or a contingency fund.

          (iii) To pay the rates and all other outgoings and impositions of an annual or recurring and non-capital nature assessed in respect of the said premises by the government of Hong Kong.

     (b)  Utilities
          ---------

          To pay and discharge all charges for telephone services, gas, electricity and water consumed by the Tenant in the said premises.

     (c)  Repair
          ------

          To keep all the interior of the said premises including the floor coverings and the finishes to interior walls, ceilings, windows and doors in the said premises and, if and to the extent the same are damaged by the act or neglect of the Tenant, the said fixtures in good, clean and tenantable repair and condition (fair wear and tear, any damage or destruction of the sort referred to in sub-clause 4(i), any damage, defect or want of repair which subsists at the commencement of the said term or which is of a latent, inherent or structural nature all excepted) and to deliver up the same to the Landlord at the ending of the said term in such repair and condition.

     (d)  Installations
          -------------

          Not without the previous written consent of the Landlord to erect or install any wall, partitioning or other such erection in the said premises.

     (e)  Injury to premises
          ------------------

          Not to cut or deface any door, window, structural wall, beam or structural member of the said premises nor any of the plumbing or sanitary apparatus or installations installed therein Provided that without breach of this Sub-Clause or any other provision of this Agreement the Tenant may after consultation with the Landlord carry out such works to the said premises and the fixtures and fittings therein as the Tenant reasonably considers necessary for the purpose of fitting-out the said premises to the standard required by the Tenant.

     (f)  Drains
          ------

          To pay the Landlord on demand all reasonable costs properly incurred by the Landlord in cleansing or clearing any of the drains or water pipes in the said premises choked or stopped up owing to the improper use of the same by the Tenant.

     (g)  Protection of interior
          ----------------------

          To take reasonable precautions to protect the interior of the said premises against damage by storm, typhoon or other adverse weather condition.

     (h)  Nuisance
          --------

          Not to do in the said premises any act which constitutes a nuisance to the Landlord or to the owners of other premises in the said development or in buildings in the neighborhood of the said development.

     (i)  Crown Lease and insurance
          -------------------------

          Not to do in the said premises any act which is not expressly or by implication permitted or contemplated by this Agreement and which constitutes a breach of any of the negative or restrictive terms and conditions of the Crown grant under which the said land is held from the Crown nor to do in the said premises any act which is not expressly or by implication permitted or contemplated by this Agreement whereby any insurance effected by the Landlord on the said premises against loss or damage by fire for the time being in force is rendered void or voidable or whereby the premium thereon is increased Provided that the Tenant shall have no liability under this Sub-Clause unless prior to the commission of any breach by the Tenant of the provisions of this Sub-Clause the Landlord has supplied the Tenant a copy of the fire policy or policies in force at the time of the breach.

     (j)  Combustible or hazardous goods
          ------------------------------

          Not to keep or store or permit or suffer to be kept or stored in the said premises any arms ammunition gunpowder saltpetre kerosene or other explosive or combustible or hazardous goods in contravention of the Dangerous Goods Ordinance Cap.295.

     (k)  Use
          ---

          (i) To use the Premises as provided in Part 4 of the Schedule hereto; and in the event of the permitted user as stated in Part 4 of the Schedule being non-domestic, at the Tenant's expense to obtain all licenses or permits necessary for carrying on the Tenant's business on the Premises and which under any Ordinance the Tenant as lessee has the obligation to obtain.

          (ii) Not to use the said premises or any part thereof or permit or suffer the same to be used for any illegal or immoral purpose nor to carry on or permit or suffer to be carried on therein or on any part thereof any offensive, noisome, noxious, noisy or dangerous trade, business manufacture or occupation whatsoever.

          (iii) Not to permit any person other than staff of the Tenant who occasionally have to do overtime work in relation to the Tenant's business to remain in the said premises overnight without the written permission of the Landlord such permission only to be given to enable the Tenant to post watchmen to look after the contents of the said premises which shall not be used as sleeping quarters or as domestic premises within the meaning of any Landlord and Tenant (Consolidation) Ordinance or any amendments thereto or substitution therefor for the time being in force.

     (l)  Signs
          -----

          Not to affix or display or permit or suffer to be affixed or displayed on the exterior of the said premises any signboard, sign, poster, picture or other such thing whether illuminated or not;

     (m)  Common areas
          ------------

          Not to encumber or obstruct or permit to be encumbered or obstructed with any of the Tenant's boxes, packaging or other things any of the common areas and not to leave any of the Tenant's rubbish in the common areas except those parts of the common areas designated for such purpose.

     (n)  Ordinances and Deed of Mutual Covenant
          --------------------------------------

          Not to do in the said premises any act which is not expressly or by implication permitted or contemplated by this Agreement and which constitutes a breach of any ordinance relating to the use of the said premises by the Tenant nor to do in the said premises any act which is not expressly or by implication permitted or contemplated by this Agreement which constitutes a breach of the restrictive or negative covenants which affect the said premises in the Deed of Mutual Covenant.

     (o)  Alienation
          ----------

          Not to assign, sub-let, underlet, mortgage or charge the said premises.

     (p)  Entry
          -----

          To permit the Landlord and all persons bearing the written authority of the Landlord at all reasonable times and upon prior appointment having been made with the Tenant to enter and view the state of the said premises and, during the last three months immediately preceding the expiration of the said term to show the said premises to prospective tenants or purchasers of the said premises provided that in exercising its rights under this Sub-Clause the Landlord shall cause and shall ensure that all persons entering the said premises pursuant to this Sub-Clause cause the least possible inconvenience to the occupier of the said premises and shall forthwith make good any damage, injury or loss caused by or as a consequence of entry on to the said premises, to the Tenant, the occupier of the said premises, the said premises or any thing in or affixed to the said premiums.

     (q)  Yield up
          --------

          At the ending of the said term quietly to yield up the said premises in a condition consistent with performance by the Tenant of its obligations under Sub-Clause [2(e)] -


LANDLORD'S AGREEMENTS
---------------------


3.  The Landlord hereby agrees with the Tenant as follows:-


     (a)  Payments
          --------


          To promptly pay the Crown Rent, Property Tax and all expenses of a capital or non-recurring nature attributable to or payable in respect of the said premises.


     (b)  Quiet enjoyment
          ---------------


          That the Tenant paying the rent hereby reserved and observing and performing its obligations under this Agreement shall peaceably hold and enjoy the said premises the said fixtures and the rights granted in Clause 1 without any interruption by the Landlord or any person claiming under or in trust for the Landlord or by virtue or title paramount.


     (c)  Deed of Mutual Covenant
          -----------------------


          To exercise and enforce its rights under the Deed of Mutual Covenant against each and every other person who is bound by such Deed of Mutual Covenant.

     (d)  Repair
          ------


          To the extent that the same is not the obligation of the Tenant under Sub-Clause [2(e)] to keep the said premises and the said fixtures and the equipment serving the said premises in good, clean and tenantable repair and condition.


     (e)  Building
          --------


          To use its reasonable endeavours keep or procure that there is kept in good, clean and tenantable repair and condition the equipment, the said development and the common areas.



FURTHER PROVISIONS
------------------


4. IT IS HEREBY FURTHER AGREED that the parties will be obliged and bound by, and will have rights and powers in accordance with the following provisions:-


     (a)  Re-entry
          --------


          If the said rent or any part thereof shall be unpaid for 15 days after service of a written notice calling upon the Tenant to make payment of the same or if the Tenant shall fail to observe and perform any of its obligations under this Agreement or if the Tenant shall become bankrupt or shall go into insolvent liquidation or make any composition with its creditors or shall suffer any successful prosecution in respect of the non-payment of any money due from it to the Hong Kong Government in respect of the said premises then and in any such case it shall be lawful for the Landlord at any time thereafter to re-enter on the said premises or any part thereof in the name of the whole whereupon this Agreement shall determine but without prejudice to any right or claim of either party in respect of any antecedent breach of this Agreement or to the right of the Tenant to the return of the said deposit in accordance with clause 6.


     (b)  Notice sufficient
          -----------------


          A notice served by the Landlord on the Tenant in manner hereinafter mentioned to the effect that the Landlord thereby exercises the power of re-entry herein contained shall be a full and sufficient exercise of such power without actual physical re-entry on the part of the Landlord.



     (c)  No waiver
          ---------


          Acceptance of the said rent by the Landlord shall not be deemed to operate as a waiver by the Landlord of any right to proceed against the Tenant in respect of any consistent breach of the Tenant's obligations under this Agreement.



     (d)  Indemnity
          ---------


          The Tenant shall indemnify the Landlord from and against all proceedings taken against the Landlord by any person in respect of any damage or injury caused to such person by the overflow from the said premises of water the origin of which is in the said premises or the escape from the said premises of fumes, smoke, fire or other substance or thing the origin of which is in the said premises owing in any case to the negligence of the Tenant.



     (e)  Premises
          --------


          The Landlord warrants to the Tenant that the said premises are authorised for use and occupation as provided for under this Agreement.

     (f)  Acts of servants
          ----------------

          For the purpose of this Agreement any act, default, negligence or omission of any visitor, servant or agent of the Tenant or of the Landlord shall be deemed to be the act, default, negligence or omission of the Tenant or (as the case may be) the Landlord.

     (g)  Distraint
          ---------

          For the purposes of Part III of the Landlord and Tenant
          (Consolidation) Ordinance, (Chapter 7) and of this Agreement, the said rent shall be and be deemed to be in arrear if not paid in advance at the times provided for payment thereof.

     (h)  Notices
          -------

          Any notice required to be served under this Agreement shall be in writing and shall, if to be served on the Tenant, be sufficiently served if addressed to the Tenant and sent by prepaid registered post to or delivered at the Tenant's registered office in Hong Kong and, if to be served on the Landlord shall be sufficiently served if addressed to the Landlord and sent by prepaid registered post to or delivered at the Landlord's registered office in Hong Kong.

     (i)  Rent cesser
          -----------

          If at any time or times the said premises or any part thereof are inaccessible, or if at any time or times the said premises or any part thereof are destroyed or damaged owing to fire water storm wind typhoon defective construction white ants earthquake subsidence of the ground or any other cause whatsoever so as to render the said premises or any part thereof unfit for habitation or use, or if at any time or times any order is made or served under the Buildings Ordinance in respect of the said premises or any part thereof, or if at any time or times the said premises or any part thereof are for any reason unfit, unsuitable or unsafe for habitation or use (which events are hereinafter referred to as "the calamity") then the rent hereby reserved and all other sums payable by the Tenant under this Agreement shall immediately be suspended and cease to be payable until (as the circumstances may require) the said premises and every part thereof (or is) are rendered accessible, or are reinstated so as to be fit for habitation and use, or are fit, suitable and safe for habitation and use or are free of any such order Provided that should the said premises and every part thereof not (as the circumstances may require) have been rendered accessible, reinstated so as to be fit for habitation and use, become fit suitable and safe for habitation and use or free of any such order in the meantime either the Landlord or the Tenant may at any time after one month from the calamity give to the other of them notice in writing to determine this Agreement and thereupon the same and everything herein contained shall determine as from the date of the calamity but without prejudice to the rights and remedies of either party against the other in respect of any antecedent claim or breach of this Agreement or of the Tenant in respect of its right to the return of its deposit in accordance with Clause 6 hereof.

     (j)  Stamp Duty and costs
          --------------------

          Each party shall bear its own legal costs and disbursements and other expenses of or incidental to the preparation and completion of this Agreement but the stamp duty on this Agreement and its duplicate shall be borne by the parties hereto in equal shares.

KEY MONEY
---------

5. The Tenant declares that for the grant of the said term no key money or premium or other such consideration other than the consideration referred to in this Agreement has been paid or will be payable by the Tenant to the Landlord or to any person.


TENANT'S DEPOSIT
----------------

6. (a) The Tenant shall on the signing of this Agreement deposit with the Landlord the sum specified in Part 3 of the Schedule (in this Agreement referred to as "the said deposit"). The said deposit shall be held by the Landlord free of interest to the Tenant with power for the Landlord to deduct from the said deposit the amount of any monetary loss the Landlord suffers because of any breach by the Tenant of its obligations under this Agreement but subject to this the said deposit shall be returned to the Tenant within fourteen days after the ending of the said term and the delivery of vacant possession of the said premises.

     (b) In the event of any transfer of the Landlord's interest in the said premises, the Landlord shall at its own cost obtain upon such transfer from the person to whom such transfer is made a legally binding undertaking in favour of the Tenant to observe and perform the obligations of the Landlord under this Agreement including the obligations of the Landlord under this Clause 6 and upon such undertaking being obtained and supplied to the Tenant the Landlord shall transfer the said deposit to the person giving the undertaking.

     (c) The Landlord hereby acknowledges receipt from the Tenant of the said deposit.


DELIVERY OF VACANT POSSESSION/REINSTATEMENT BY THE TENANT
---------------------------------------------------------

7. It is hereby expressly agreed that at the expiration of the said term or at any time when the Tenant shall deliver up vacant possession of the said premises to the Landlord the Tenant shall at the same time if so required by the Landlord forthwith remove all fixtures, additions, fittings and improvements affixed, installed or made by the Tenant at or to the said premises and make good any damage caused to the said premises by such removal.


OPTION TO RENEW
---------------


8.  (a)  Option
         ------

         If the Tenant shall be desirous of renewing the tenancy created by this Agreement for a further term of two (2) years from the expiration of the said term and shall not less than three months before the expiration of the said term give to the Landlord notice in writing of such desire then the Landlord will let the said premises to the Tenant for a further term of two (2) years from the day immediately following the expiry of the said term at the New Rent and subject to this and save and except for this provision for renewal on the same terms and conditions as this Agreement.

    (b)  Rent
         ----

         For the purposes of this Clause, the New Rent means the calendar monthly rent at which the Premises might reasonably be expected to be let in the open market on the day immediately following the expiry of the said term ("the New Term Date") by a willing landlord to a willing tenant without a premium but with vacant possession and subject to the provisions of this Agreement (other than the amount of the said rent and the provisions of this Clause) for a term of two (2) years commencing on the New Term Date with there being disregarded any goodwill attached to the Premises by reason of the carrying on there of business by the Tenant and the fact that the Tenant has been in occupation of the said premises.

     (c)  Referral of disputes
          --------------------

          The Landlord and the Tenant shall endeavour to agree the New Rent but if it has not been agreed by the day one month before the New Term Date the question of the New Rent may at any time thereafter be referred by the Landlord or the Tenant to the determination of a referee acting as an expert.


     (d)  Referee
          -------

          (i) The referee (who is to have substantial recent experience of the letting of property such as the said premises and in their vicinity) may be agreed on by the Landlord and the Tenant or if not agreed on by them within two weeks from the nomination in writing of a referee by one part to the other is to be appointed on the application of either party by the President for the time being of the Royal Institution of Chartered Surveyors (Hong Kong Branch).

          (ii) If the referee relinquishes his appointment or dies or if it becomes apparent that he will be unable or unwilling to complete his duties the Landlord and the Tenant may agree upon or either of them may apply to the President for a substitute in his place which procedure may be repeated as many times as necessary.

          (iii) If the President is unable or unwilling to make an appointment at the time of application the appointment may be made by the Vice-President or next senior officer of the Institution then able and willing to make it or if no such officer is available by such officer of such professional body as the Landlord designates.

          (iv) The referee shall afford the Landlord and the Tenant the opportunity to make representations subject to such reasonable time and other limits as he may prescribe and he shall have regard to any such representations but not be bound by them.

          (v) The fees and expenses of the referee including the cost of his appointment shall be borne as the referee may direct.


     (e)  Shortfall
          ---------

          If the New Rent has not been agreed or determined by the New Term Date the Tenant shall continue to pay the said rent in accordance with this Agreement and following the New Rent being agreed or determined:-

          (i) if there shall be any shortfall between the said rent paid as aforesaid and the New Rent for the period from the New Term Date and the date on which the New Rent is agreed or determined then the Tenant shall pay to the Landlord the amount of such shortfall; or

          (ii) if there shall be any excess between the said rent paid as aforesaid and the New Rent for the period from the New Term Date and the date on which the New Rent is agreed or determined then the Landlord shall pay to the Tenant the amount of such excess.

INTERPRETATION DEFINITIONS
--------------------------

9.  In this Agreement unless otherwise specified:-


    (a) any reference to a Clause, Sub-Clause or Schedule is a reference to a clause, sub-clause or schedule of or to this Agreement;


    (b) headings have been inserted for ease of reference only and shall not affect construction or interpretation;

    (c) words importing the singular include the plural and vice versa and words of one gender include all the other genders;


    (d) "the ending of the said term" means the coming to an end of the said term in any way including expiration, termination, surrender and forfeiture;


    (e) "the Landlord" means the person named in this Agreement as the Landlord and the person for the time being entitled to the reversion immediately expectant on the ending of the said term;


    (f) "the common areas" means those parts of the said development and the said land intended for the common use of the owners or occupiers of the said development or the said land;


    (g) "the Deed of Mutual Covenant" means the Deed of Mutual Covenant registered in the Land Registry by Memorial No.3037693 and includes such Deed as amended, modified or extended and includes any instrument including any sub-deed of mutual covenant or management agreement (including the Sub-Deed of Mutual Covenant registered in the Land Registry by Memorial No.5461236) made under or pursuant to it;


    (h) "the equipment" means the plant, machinery, apparatus, lifts, systems, services, facilities, conduits and conductive media of or benefiting the said development or the said land;


    (i) a reference to a specific ordinance includes such ordinance as amended, modified, consolidated, extended or re-enacted and includes any subsidiary legislation, regulations, orders and instruments for the time being made under or pursuant it or deriving validity from it;


    (j) where a party consists of two or more persons the obligations of such persons shall be joint and several.

     AS WITNESS the hands of the parties hereto the day and year first above written.

                                  THE SCHEDULE
                                  ------------

                                     Part 1
                                     ------

                                   (PARTIES)



Landlord  :  Hing Seng Plastic Factory Limited whose registered office is situate at Unit E, 8th Floor, Southeast Industrial Building, Castle Peak Road, Tsuen Wan, New Territories ("the Landlord").



TENANT    :  ISE LABS (HK) Limited of Unit C, 22nd Floor, Southeast Industrial
             Building, Castle Peak Road, Tsuen Wan, New Territories ("the
             Tenant").



                                     Part 2
                                     ------
                           (PREMISES, BUILDING, LAND)



THE SAID PREMISES:  Unit C, 22nd Floor, Southeast Industrial Building,
                    Nos.611-619 Castle Peak Road, Tsuen Wan, New Territories.


THE SAID DEVELOPMENT:  Southeast Industrial Building, Nos.611-619 Castle
                    Peak Road, Tsuen Wan, New Territories.

THE SAID LAND:      Section A of Tsun Wan Inland Lot No.17 and the Extension
                    thereto; Section A of Tsun Wan Marine Lot No.7.


                                     Part 3
                                     ------
                             (TERM, RENT, DEPOSIT)


THE SAID TERM   :  For the term of three (3) years commencing on 1st May 1996 and expiring on 30th April 1999.


THE SAID RENT   :  HK$23,984.00 per month payable monthly (and so in proportion for any period less than a month) in advance on the 1st day of each month during the said term.

THE SAID DEPOSIT:  HK$47,968.00


                                     Part 4
                                     ------

                                (PERMITTED USE)



The Tenant shall have the right to use the said premises for non-domestic purposes.



SIGNED by NG LUI YUEN, its         )

Director,                          )      [SEAL OF HING SENG PLASTIC FACTORY
         ------------------------               LIMITED APPEARS HERE]
for and on behalf of the Landlord  )

in the presence of:-               )



Name: LEUNG KIN WING
      Clerk to Messrs. Wat & Co., Solicitors, Hong Kong.
Address: 16th Floor, Fung House, 19 & 20 Connaught Road Central,
     Hong Kong.
Signature:                                I hereby verify the signature of
                                          Leung Kin Wing:-

                                                       JOHN NG HOI SANG
                                                     Solicitor, Hong Kong

SIGNED by: Larry Sannes            )   /s/ Larry Sannes

                                   )

for and on behalf of the           )

Tenant in the presence of:-        )



Name:  Philip Ng

Address: 1-7F. Southeast Industrial Bldg. 611-619 Castle Peak Road, Tsuen Wan.

Signature: /s/ Philip Ng